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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 14, 1997, on the consolidated financial statements of Consolidated Communications, Inc. and Subsidiaries for the year ended December 31, 1996, and to all references to our Firm included in this Form S-8 Registration Statement.


                                                /s/ Arthur Andersen LLP
                                                ------------------------------
                                                ARTHUR ANDERSEN LLP


Chicago, Illinois
January 27, 1998